Exhibit 10.3

	L	1	Ver

THE LAND TITLES ACT	(For Official use only)

LEASE
DESCRIPTION OF LAND

CT Vol.	Fol.	MK	TS	Lot No.	Property Address Whole or part (If part lot, to state approved new lot / strata lot or to annex plan and give details)
428	132	19	-	1937	Whole.

					1 Yishun Avenue 7 Singapore 768923
LESSOR:

Name	HOUSING & DEVELOPMENT BOARD
Address: (within Singapore for service of Notice)	3451 Jalan Bukit Merah, HDB Centre. Singapore 159459
(the registered proprietor) HEREBY LEASES the registered estate or interest in the land above described (hereinafter referred to as “the said land”) to: -
LESSEE

Co regn. No:	198602431 Z
Name:	COMPAQ ASIA PTE. LIMITED
Place of Incorporation	Singapore
Address: (within Singapore for service of Notice)	A company incorporated in the Republic of Singapore and having its registered address at 1 Temasek Avenue #27-01 Millenia Tower Singapore 039192.
*to hold as

Manner of Holding	—
To complete where there are co-owners. To delete if not applicable
Stamp Duty Cert Attached

FOR TERM OF LEASE
as tenant for the term of thirty (30) years commencing from the 1st day of December 1988. YIELDING AND PAYING therefor the yearly rent of Dollars Six Hundred and Forty-Six Thousand One Hundred and Forty-Two and Cents Forty Only ($646,142.40) without deductions and in advance every quarterly without demand on 1st December 1988 and shall be at the rate of $18.00 per square metre per annum from the 1st day of December 1988 (hereinafter referred to as “the Initial Rent”) which rate shall be subject to revision on the 1st day of December 1989 to a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed seven point six per cent (7.6%) of the Yearly Rent. The yearly rent so revised in 1989 shall be subject to revision every year from 1st day of December 1989 and shall be at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed seven point six per cent (7.6%) of the year rent for each immediate preceding year. Provided that:
(a)	the yearly rent payable from the 1st day of January 1999 to the 30th day of November 2001 shall be based on the market rent as at 1st January 1999;

(b)	the yearly rent payable from the 1st day of December 2001 and for each succeeding year thereafter shall be subject to revision and shall be at a rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed five point five per cent (5.5%) of the yearly rent for each immediately preceding year.
The market rent in this context shall mean the rent per square metre per annum of the said land excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final.
SUBJECT TO:
PRIOR ENCUMBRANCES (to state ‘nil’ if there are none);

Nil
AND the following:-
COVENANTS AND CONDITIONS
(a)	the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negatived or modified);

(b)	the covenants and conditions set forth in the Memorandum of Lease filed in the Registry of Titles as ML/24 (which Memorandum is hereinafter called “ML/24”) subject to the variations as provided below.

SPECIAL COVENANTS AND CONDITIONS
1.	The provisions of ML/24 shall apply hereto, subject to the variations thereof as provided in the following clauses, and in the application thereof to this Lease, each and every reference in ML/24 to the words or expressions set out in the first column below shall have the meanings set forth in the second column respectively.

Word/Expression		Meaning
“the Lease”	:	this Lease
“the Lessee”	:	the lessee as hereinbefore named.
“the Lessor”	:	the Lessor as hereinbefore named.
“the said land”	:	the land above described.
“the said term”	:	the term of tenancy as above recited.
2.	Clause 1 of ML/24 in its application to this Lease is hereby amended as follows:-
(a)	by deleting sub-clauses (vi), (vii) and (xiv) thereof and renumbering the remaining sub-clauses in their running order to sub-clauses (i) to (xi) (both inclusive):

(b)	by inserting the (following new sub-clauses thereto:-
(xii)	not to use or to permit or suffer the said land or any building thereon or any part of the said land and building thereon to be used otherwise than as a factory for the assembly of computer parts and boards subject to the approval of the competent authority appointed under the Planning Act.

(xiii)	Not to use the said land or building thereon or any part thereof for any illegal or immoral purpose and not to carry on or permit or suffer to be carried on in or upon the said land or any part of the building thereon any noxious noisy dangerous or offensive trade or business or manufacture whatsoever which may be or become a nuisance annoyance or inconvenience to the owners tenants or occupiers of premises neighbouring adjoining or adjacent or to the Lessor.

(xiv)	Not to erect permit or suffer to be carried out any construction of chimneys or ducts of any kind whatsoever in or at any part of the buildings on the said land for the purpose of discharging smoke gas fume or any other substance connected directly or indirectly with the manufacturing processes.

(xv)	Not to demise, transfer, assign, mortgage, let, sublet, underlet, license or part with the possession of the said land or any building thereon or any part thereof in whatsoever manner and not to effect any form of reconstruction howsoever brought about including any form of amalgamation or merger with or take-over by another company, firm or body or party, without first obtaining the consent of the Lessor in writing. Section 17 of the Conveyancing and Law of property Act (Chapter 61) shall not apply. Any consent, if granted by the Lessor shall be given on such terms and conditions as the lessor may in its entire and unfettered discretion deem fit to impose and shall include:-
(a)	full revision of the rental to the prevailing market rate from the date of assignment;

(b)	payment of such administrative fees as determined by the Lessor.
(xvi)	On or before the execution of this lease, the Lessee shall supply to the Lessor in writing a list of names of its existing shareholders and particulars of classes of shares held by each and every shareholder and the value thereof and such list shall be duly certified to be correct by a director of the Lessee.

(xvii)	Not without the consent in writing of the Lessor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of any buildings on the said land or of the external walls or rails or fences thereof any nameplate signboard placard poster or other advertisement or hoarding.

(xvii)	To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the said land and any buildings thereon and to indemnify the Lessor against all proceedings claims costs and expenses which It may incur or for which it may be held liable as a result of any act neglect or default of the Lessee its servants contractors or agents.

(xix)	Not to effect a change of name without prior consent in writing of the Lessor PROVIDED THAT on every change of name the Lessee shall pay to the Lessor a fee to be specified by the Lessor in relation to such consent.

(xx)	Not to Install and/or use any electrical installations, machines or apparatus that may cause heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other lessees and in connection therewith, to allow the Lessor or any authorised persons to inspect at all reasonable times, such installations, machines or apparatus in the said land and any buildings thereon to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee’s own expense, to eliminate or reduce such Interference or disturbance to the Lessor’s satisfaction If it is found by the Lessor or such authorised person that the Lessee’s electrical installations, machines or apparatus is causing or contributing to the said interference or disturbance.

(xxi)	To indemnify the Lessor against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with sub-clause (xx) above.

(xxii)	To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land and any buildings thereon to the requirements and satisfaction of the Lessor and other relevant government authorities PROVIDED THAT in the event of any default by the Lessee under this covenant the Lessor may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Lessee as a debt.

(xxiii)	To pay interest at the rate of eight point five per cent (8.5%) per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under this Lease from the above due dates thereof until payment in full is received by the Lessor.

(xxiv)	At the termination of the said term or at the earlier determination thereof to yield up to the lessor the said land together with all buildings, structures and fixtures therein in good and tenantable repair.

3. Clause 2 of ML/24 in its application to this Lease is hereby amended by inserting the words “and buildings thereon” after the words “land” in line 4 and substituting the word “person” and “It: for the words “persons” and him” in lines 4 and 5 respectively.

4. Clause 3 of ML/24 in its application to this Lease is hereby amended by inserting after the word “Lessor” in line 8 thereof the words “to impose such penalties as it deems fit as well as for the Lessor” and by inserting the words “or buildings thereon” after the words “land” in line 9.

5. In addition to Clauses 2 and 3 of ML/24 the Lessor further covenants with the Lessee that he shall at the written request of the Lessee made not less than twelve (12) months before the expiry of the said term but not earlier than the twenty-eight (28th) year of the said term grant to the Lessee a lease of the said land for a further term of 30 years (hereinafter referred to as “the further term”) which shall commence from the date immediately following the expiration of the said term on the same terms and conditions and containing like covenants as are herein contained with exception of the present covenant for renewal or such variations or modifications as shall be imposed by the Lessor PROVIDED that:-
(i)	there be no existing breach(es) or non observance(s) of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed.

(ii)	the rental payable for the further term shall be as set out hereunder:-
(a)	The yearly rent for the further term commencing on the 1st day of December 2018 shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as the Second Initial Rent”) which rate shall however be subject to a revision on the 1st day of December 2019 to a rate based on the market rent prevailing on the date of such revision determined in the manner following but so that the increase shall not exceed five point five per cent (5.5%) of the Second Initial Rent.

(b)	The yearly rent so revised shall be subject to revision on the 1st day of December annually thereafter and shall be at a rate based on the market rent prevailing on the date of such revision but so that the increase shall not exceed five point five per cent (5.5%) of the yearly rent for the immediately preceding year.

(c)	The market rent and the time of payment of the yearly rent shall be as aforesaid.

(d)	Any demise, transfer, assignment or parting of possession of the said land or any buildings thereon or any part thereof by the Lessee in whatsoever manner within 5 years of the commencement of the further term will be approved by the Lessor only upon payment by the Lessee of a fee (hereinafter called “the additional fee”) which shall be equivalent to the value of the buildings and there shall also be a full revision of the rental to the prevailing market rate from the date of assignment and payment of such administrative fee as determined by the Lessor as provided in Clause 1(xv) of ML/24. The value of the buildings shall be determined by the Lessor alone and the Lessor’s assessment shall be final and conclusive and not subject or open to review by the Lessee. PROVIDED THAT the Lessee shall not be required to pay the additional fee for any demise, transfer, assignment or parting with possession of the said land or any buidings thereon or any part thereof by the Lessee in whatsoever manner after the aforesaid 5 year period.

(e)	All costs expenses charges legal or otherwise including stamp duty and the Lessor’s legal costs of or connected with the preparation completion and registration of the lease for the further term of 30 years shall be borne by the Lessee.
(iii)	The interest chargeable shall be at the rate of eight point five (8.5%) per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or outstanding sums due and payable under the Lease from the due dates thereof until payment in full is received by the Lessor.
6. All sums payable under this Lease are exclusive of Goods and Services Tax. The Lessee, shall pay and indemnify the Lessor against Goods and Services Tax chargeable in respect of any payment with this Lease or in respect of any payment made by the Lessor where the Lessee hereby agrees in this Lease to reimburse the Lessor for such payment
DATE OF LEASE: 26 September 2000

EXECUTION BY LESSOR

The Common Seal of the HOUSING	)
)
& DEVELOPMENT BOARD was	)
)
hereunto affixed in the	)
)
presence of:	)
/s/ Edmund Koh
MEMBER Mr. Edmund Koh
/s/ Jacqueline Low Li Ling
OFFICER JACQUELINE LOW LI LING

EXECUTION BY LESSEE

The Common Seal of COMPAQ ASIA PTE. LIMITED	) ) )
)
Was hereunto affixed in the presence of:-	) ) )
/s/ Lee Kheng Hock
Lee Kheng Hock
Director
/s/ Edmund Leow
EDMUND LEOW
Secretary

CERTIFICATES PURSUANT TO THE RESIDENTIAL PROPERTY ACT AND THE LAND TITLES RULES AND PRACTICE CIRCULARS:
I, LYN WEE SOON LI, the solicitor for the Lessee hereby certify that the place of Incorporation and registration number allocated by the Registry of Companies to the Lessee as abovementioned specified in the within instrument have been verified from the Certificate of Incorporation produced and shown to me and are found to be correct.
     Dated this 26th day of September 2000.

-s- LYN WEE SOON LI LYN WEE SOON LI Solicitor for the Lessee
I, LYN WEE SOON LI, the solicitor for the Lessee hereby certify that according to the information supplied to me by the Chief Planner within the last 8 weeks, the within land is zoned “Light Industry” and the within land is for industrial use and the specific use approved is for light Industrial factory with temporary permission for change of use of part of the factory area on the 2nd storey of the part 2/part 3-storey light industrial factory to ancillary office.
     Dated this 26th day of September 2000.

-s- LYN WEE SOON LI LYN WEE SOON LI Solicitor for the Lessee
CERTIFICATE OF CORRECTNESS
I, the Solicitor for the Lessor hereby certify that this instrument is correct for the purposes of the Land Titles Act.

-s- TEO WEI LING RENEE TEO WEI LING RENEE Solicitor for the Lessor
I, the Solicitor for the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act.

-s- LYN WEE SOON LI LYN WEE SOON LI Solicitor for the Lessee

FOR OFFICE USE ONLY

M/S SHOOK LIN & BOK
ADVOCATES & SOLICITORS
1 ROBINSON ROAD
#18-00 AIA TOWER
SINGAPORE 048542

RT/TWL/955110/HDB
1 August, 2000/TWL
s:\1995\955110\955110.000721.draft lease.doc

L	1	Ver 1

THE LAND TITLES ACT

VARIATION OF LEASE
(A) DESCRIPTION OF LAND

CT (SUB)		MK	TS	Lot No	Property Address Whole or part lot (If part lot, to state appd new lot/strata lot or to annex plan and give details)
Vol	Fol

570	137	19	—	1937C	Whole.

					1 Yishun Avenue 7 Singapore 768923

(B) REGISTERED LEASE NO.:	1/31607P
(C) LESSOR

ID/Co reg no:	-

Name:	HOUSING AND DEVELOPMENT BOARD

Address: (within Singapore for service of Notice)	A body corporate incorporated under the Housing and Development Act and having its office at HDB Centre, 3451 Jalan Bukit Merah Singapore 159459 (hereinafter called “the Board”)
          AND
(D) LESSEE

ID/Co. regn no.:	199903281G

Name:	AGILENT TECHNOLOGIES SINGAPORE PTE LTD

Address:
(within Singapore for service of Notice)	9 Temesek Bculevand #09-03 suntec City Tower 2 Singapore 038989

2
HEREBY AGREE that the terms of the abovementioned Instrument of Lease shall be varied as follows:-
(a)	Clause 1(xii) of ML/24 shall be deleted and substituted with the following:-
“(xii).	Not to use or permit or suffer the said land or any building thereon to be used otherwise than for their own occupation and for the Manufacturing of Semiconductor Products and Components as well as the Testing and Assembly of Test and Measurement Instruments. All activities shall be confined within the boundary of the said land and the Lessee shall not place any articles and goods on the common area outside the boundary of the said land.”
(b)	The Lessee shall pay all registration fees, stamp fees, legal costs and other charges legal or otherwise incurred in connection with the preparation and issue of this Variation of Lease.

(c)	Save as herein varied and amended the said Instrument of Lease shall in all other respects continue to be in full force and effect.

(E) DATE OF VARIATION OF LEASE :	15 January 2002

(F) EXECUTION BY BOARD

The Common Seal of the HOUSING AND DEVELOPMENT BOARD was hereunto affixed in the presence of:	) ) ) ) )

/s/ Mr Edmund Koh	/s/ Jacqueline Low Li Ling

MEMBER	OFFICER
Mr Edmund Koh	JACQUELINE LOW LI LING
(G) EXECUTION BY LESSEE

Signed by the abovenamed Lessee AGILENT TECHNOLOGIES SINGAPORE PTE LTD in the presence of:-	) ) ) ) ) )

/s/ [ILLEGIBLE]

Director

/s/ [ILLEGIBLE]

Secretary

(J) CERTIFICATE OF CORRECTNESS
I, the Solicitor for the Board hereby certify that this instrument is correct for the purposes of the Land Titles Act and that I have a Practising Certificate issued on 1st April 2001.

/s/ Leong Siew Fong Elaine
LEONG SIEW FONG ELAINE

NAME & SIGNATURE OF SOLICITOR FOR THE BOARD
I, the Solicitor for the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act and that I have a Practising Certificate issued on 1st April 2001.

/s/ Chai Elsa
Chai Elsa

NAME & SIGNATURE OF SOLICITOR FOR THE LESSEE

FOR OFFICE USE ONLY
M/S SHOOK LIN & BOK
ADVOCATES & SOLICITORS
1 ROBINSON ROAD
#18-00 AIA TOWER
SINGAPORE 048542
TWL/955110/HDB
TWL/\\sn1031\ey\1995\955110\955110.010503.variation of lease.doc